UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 22, 2021

SILVER SPIKE ACQUISITION CORP II

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40182	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 Madison Avenue Suite 1600 New York, New York	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 212-905-4923

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SPKB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SPKBW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	SPKBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Silver Spike Acquisition Corp II (the “Company”) previously presented a portion of its shares of Class A ordinary shares subject to redemption (the “Class A Shares”) as permanent equity because the Company’s certificate of incorporation does not permit redemptions of Class A Shares that would cause the Company’s net tangible assets to be less than $5,000,001. After discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), the Company has concluded that all Class A Shares should be classified as temporary equity because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control.

On November 16, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of March 15, 2021 filed as Exhibit 99.1 to the Company’s Amendment No. 1 to the Current Report on Form 8-K filed with the SEC on March 19, 2021 and its unaudited interim financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 included in its Quarterly Reports on Form 10-Q filed on June 23, 2021 and August 16, 2021, respectively (collectively, the “Affected Periods”), should no longer be relied upon due to changes required to classification of temporary equity and permanent equity described above. The Company has reflected this reclassification of equity and restated its financial statements for the Affected Periods in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 filed with the SEC on November 19, 2021 and plans to amend the Current Report on Form 8-K filed on March 19, 2021 to file the revised audited balance sheet as of March 15, 2021.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in Exhibit 99.1 to the Company’s Form 8-K filed on March 19, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021

SILVER SPIKE ACQUISITION CORP II

By:	/s/ Greg Gentile
	Name:	Greg Gentile
	Title:	Chief Financial Officer